UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[   ]      Preliminary Proxy Statement

[   ]      Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ]      Definitive Proxy Statement
[✓]      Definitive Additional Materials
[   ]      Soliciting Material Under Rule 14a-12

Pinnacle West Capital Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials:

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	1)	Amount previously paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on Wednesday, May 20, 2009 The 2009 Proxy Statement, Summary Annual Report and accompanying Form 10-K are available at: http://bnymellon.mobular.net/bnymellon/pnwThis communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxyBAR CODE materials before voting.RESTRICTED AREA If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 10, 2009 to facilitate timely delivery. NOTICE OF ANNUAL MEETING OF SHAREHOLDERS Dear Pinnacle West Capital Corporation Shareholder: The 2009 Annual Meeting of Shareholders of Pinnacle West Capital Corporation will be held on May 20, 2009 at the Herberger Theater Center, 222 East Monroe, Phoenix, Arizona 85004 at 10:30 a.m., Mountain Standard Time. Proposals to be considered at the Annual Meeting: 1. Election of thirteen directors to serve until the 2010 Annual Meeting of Shareholders; 2. Ratification of the appointment of the Company s independent auditors for the fiscal year ending December 31, 2009; and 3. Consideration of a shareholder proposal asking the Company to amend the Bylaws to allow shareholders owning 10% of the Company s common stock to call special shareholder meetings. The Board recommends a vote “FOR” Items 1, 2 and “AGAINST” Item 3. CONTROL NUMBER You may vote your proxy when you view the materials on the Internet. You will be asked to enter this 11-digit control number 46055 PRINT AUTHORIZATION (THIS BOXED AREA DOES NOT PRINT) To commence printing on this proxy card please sign, date and fax this card to: 212-709-3287 SIGNATURE: DATE: TIME:

Shareholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Meeting Location: Herberger Theater Center 222 East Monroe Phoenix, AZ 85004 The following Proxy Materials are available for you to review online: • the Company s 2009 Proxy Statement (including all attachments thereto); • the Company s Summary Annual Report and accompanying Form 10-K for the year ended December 31, 2008; and • any amendments to the foregoing materials that are required to be furnished to shareholders. To request a paper copy of the Proxy Materials, (you must reference your 11 digit control number) Telephone: 1-888-313-0164 (outside of the U.S and Canada call 201-680-6688), Email: shrrelations@bnymellon.com Internet: http://bnymellon.mobular.net/bnymellon/pnw ACCESSING YOUR PROXY MATERIALS ONLINE YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY. The Proxy Materials for Pinnacle West Capital Corporation are available to review at: http://bnymellon.mobular.net/bnymellon/pnw MAKE SURE TO HAVE THIS NOTICE AVAILABLE WHEN YOU: • Request a paper or e-mail copy of the proxy materials; • Want to view your proxy materials online; or • Want to vote your proxy electronically. Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares as follows: Step 1: Go to http://bnymellon.mobular.net/bnymelllon/pnw and view the proxy materials; Step 2: Select to either Vote Now or Request Printed Materials: Step 3: Follow instructions on the screen for your selection. When you go online, you can also consent to receive electronic delivery of future mailings. If you wish to attend and vote at the meeting, provided below is a map to the Herberger Theater Center. Validation for the Chase parking structure (only) available at the Annual Meeting registration desk. 46055